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                                                                    Exhibit 10.7

                             SUNHAWK.COM CORPORATION
                       LICENSE AND DISTRIBUTION AGREEMENT

         This Agreement ("Agreement") is entered into this 26th day of June, 2000, by and between Sunhawk.com Corporation, a Washington corporation ("Sunhawk") and Naxos of America, Inc.("Publisher").

                                    RECITALS

         WHEREAS, Publisher possesses the right to license to Sunhawk copyrighted graphical or audio Works; and

         WHEREAS, Sunhawk digitalizes, prepares, enhances and distributes digital sheet music and digital audio products via Sunhawk's digital distribution system; and

         WHEREAS, Publisher intends to convert its graphical and/or audio media into Sunhawk's digital format to be distributed using Sunhawk's digital distribution system, and Sunhawk intends to provide Publisher with the means to do so.

                                    AGREEMENT

         Now Therefore, in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

1.  DEFINITIONS.

     For the purposes of this Agreement, the following terms shall have the following meanings:

     a. "Audio Product" means Audio Works converted into the digital Sunhawk Format.

     b. "Bundled Product" means a combination of Audio Product together with either the Solero Product or the Scanned Product, PROVIDED, HOWEVER, that Sunhawk owns of 100% of the distribution rights of the Scanned Product or Solero Product;

     c. "Convert" means digitalize, prepare, enhance, save and/or deliver Works in a Sunhawk Format.

     d. "DDS" refers to Sunhawk's Digital Distribution System, which means Sunhawk's proprietary method of encoding, electronically transmitting, decoding and maintaining the distribution of digital media.

e. "Net Receipts" means the gross amount of monies actually received by Sunhawk, or credited to Sunhawk's account from the sale of Audio, Solero and Scanned Products provided by Publisher, less any returns, refunds, taxes, discounts, chargebacks, credit card and any other online payment method fees.

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LICENSE AGREEMENT                                                        Page 1

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     f.   "Scanned Product" means graphical Works after being stored in a digital format.

     g. "Solero Product" means graphical Works converted into the digital Sunhawk Format.

     h. "Solero Viewer" means Sunhawk's current digital player/viewer as well as any improved or modified digital player/viewer(s) that Sunhawk may distribute during the term of this Agreement, and shall include co-branded or third party branded viewers distributed under license from Sunhawk.

     i. "Sunhawk Format" means that proprietary Sunhawk data format compatible with Sunhawk's DDS, and into which the Solero Product or the Audio Product are converted.

     j. "Work(s)" means graphical or audio media supplied by the Publisher prior to being converted into Audio Product, Solero Product, or Scanned Product.

2.       LICENSE.

     Publisher grants to Sunhawk the following rights:

     A. CONVERSION AND SCANNING. Sunhawk shall be entitled to convert Works into the appropriate Solero Product, Audio Product and Scanned Product.

     b. REPRODUCTION AND DISTRIBUTION. Sunhawk shall be entitled to reproduce and distribute Audio Product, Solero Product and Scanned Product. Sunhawk shall be entitled to use, and grant end-users the right to use, purchase, download, view, manipulate, transpose, display, preview, print, play, and store Audio Product, Solero Product and Scanned Product.

     C. PROMOTIONAL MATERIAL. Sunhawk shall be entitled to copy, manipulate and display on Sunhawk's website, on the websites of third parties designated by Sunhawk, and in Sunhawk's promotional material, those pieces CD covers, text, liner notes, names, likenesses and photographs of composers and artists included in Publisher's retail packaging of a particular audio media Work. For example, if Publisher's CD X is packaged with a cover, liner notes and a photograph of the featured artist, then this clause shall be deemed to authorize Sunhawk to use these particular materials for purposes contemplated by this Agreement. From time to time, Publisher may also provide Sunhawk with promotional materials such as sales sheets, posters, brochures or other visual or graphical materials for Sunhawk to copy, manipulate and display as set forth above.

3.       CONVERSION AND SCANNING.

     Sunhawk and Publisher agree that the conversion and scanning of all works subject to this Agreement shall be effected as follows:

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LICENSE AGREEMENT                                                        Page 2

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     A.   MATERIALS. Publisher shall deliver to Sunhawk the Works described on
          Exhibit "A" in the format described thereon. Additional Works may be provided with the mutual consent of Publisher and Sunhawk. Publisher shall provide Sunhawk with copyright information for all Works, which Sunhawk shall include with each Audio Product, Solero Product, and/or Scanned Product. Publisher shall also supply any promotional material, as described in Section 2(c) above, associated with the Works.

     B. CONVERSION AND SCANNING. Upon receipt of the Works, copyright information, and promotional material, Sunhawk shall Convert the Works or Scan the Works into the agreed upon Audio Product, Solero Product and/or Scanned Product and store the Audio Product, Solero Product and Scanned Product for distribution.

     C. COSTS. Sunhawk shall pay for all costs associated with the Conversion and scanning of the Works into the Audio Product.

     D. OWNERSHIP. All title to, and ownership in, any intellectual property and all other rights in the Audio Product, Solero Product, and/or Scanned Product, digital files, file format, software, code or other material or information included in the Solero Product, Audio Product, and/or Scanned Product shall belong to Sunhawk subject to Publisher's ownership of the copyrights in the underlying Works.

4.       ORDER PROCESSING AND DISTRIBUTION.

     Sunhawk and Publisher agree that the order processing and distribution subject to this Agreement shall be effected as follows:

     A. ORDER PROCESSING. Sunhawk shall be responsible for processing orders placed through its website. Processing includes taking orders, collecting payment, fulfilling the orders, returns, cancellations, and providing customer service and technical support to the end-user.

     B. POSTING TO WEBSITE. Sunhawk shall place the Converted Works and Scanned Product on its website, or the websites of third parties designated by Sunhawk, for distribution to end-users.

     C. SAMPLING. Sunhawk shall allow end-users using the Solero Viewer to view, use, manipulate, transpose, display, preview, play, and store a portion of the Audio Product, Solero Product, and/or Scanned Product.

     D. DISTRIBUTING. When an end-user, using the Solero Viewer, purchases an Audio Product, Solero Product, or Scanned Product, Sunhawk shall allow the end-user to view, use, manipulate, transpose, display, preview, print, play, and store the entire Audio Product, Solero Product, or Scanned Product.

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LICENSE AGREEMENT                                                        Page 3

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5.       SECURITY.

         Sunhawk shall distribute Audio Product, Solero Product, and/or Scanned Product using its proprietary e-commerce and encryption technology. Sunhawk shall monitor its e-commerce and encryption technology and upon learning a material failure of the security mechanism, shall use reasonable efforts to correct or upgrade its encryption technology. Sunhawk shall use reasonable efforts to maintain security on its website, including prevention against unauthorized access to customers' names, addresses, personal and financial information stored by Sunhawk, whether initially captured by Sunhawk or any other party. Isolated incidents of decryption, without a compromise of the overall encryption scheme, will not be deemed a material failure of the security mechanism. Publisher's sole remedy for the compromise of the security mechanism shall be Publisher's right to require Sunhawk to suspend distribution of the Audio Product, Solero Product, and/or Scanned Product until Publisher is reasonably satisfied that such mechanisms have been repaired or replaced.

6.       LICENSING FEES.

         Sunhawk shall pay to Publisher licensing fees, as follows:

     A. AUDIO PRODUCT. Sunhawk shall pay to Publisher fifty percent (50%) of Sunhawk's Net Receipts from the sale of each Audio Product.

     B. BUNDLED PRODUCT. Sunhawk shall pay to Publisher fifty percent (50%) of Sunhawk's Net Receipts from the sale of each Bundled Product.

     C. PROMOTIONS. No licensing fee shall be payable for a reasonable amount of promotional Product distributed free of charge.

     D. ASSOCIATE'S FEE. Sunhawk shall also pay Publisher a fee equal to ten percent (10%) of the Net Receipts from the sale of any product sold through a direct link from the Naxosusa.com, the hnh.com, or the Naxos.com websites (collectively "Naxosusa.com"). For example, if User X visits Naxosusa.com, then clicks through to Sunhawk.com and then makes a purchase, Naxos will be credited with an associate's fee. If User X, while at Sunhawk.com, continues to shop for other product then Naxos will not be credited for the associate's fee on subsequent purchases. Likewise, if User X leaves the Sunhawk.com website and reenters from any site other than Naxosusa.com, Naxos would not be entitled to any associate's fee for purchases made on that entry.

     E. FULL PAYMENT. The licensing fees set forth in this Section shall be the only amounts payable to Publisher or any other person or entity for the exercise of the licenses granted in, and the uses contemplated by, this Agreement. Sunhawk shall not be responsible for payments to be made to writer(s), publisher(s), arranger(s), (other than arranger(s) engaged by Sunhawk), or any other person or entity.

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LICENSE AGREEMENT                                                        Page 4

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7.       STATEMENTS, PAYMENTS, AUDIT.

     Sunhawk and Publisher agree that the statements, payments and audit subject to this Agreement shall be effected as follows:

     A. PAYMENT. Within forty-five (45) days following the end of each calendar quarter, Sunhawk shall deliver to Publisher accounting statements and remittances for all sums shown to be due thereunder.

     B. STATEMENTS. Accounting statements shall be conclusive and binding on Publisher in all respects and Publisher shall be barred from maintaining or instituting any action or objection to any accounting statement unless Publisher shall give Sunhawk a detailed written objection, stating the basis thereof, within the earlier of (i) thirty-six (36) months following the end of the accounting period which is subject to dispute; or (ii) twelve (12) months following Publisher's audit of such accounting period.

     C. AUDITS. Upon thirty (30) days prior written notice, and not more than twice during each calendar year, Publisher shall have the right, to cause an independent CPA or other Sunhawk approved accounting professional to conduct an inspection of Sunhawk's books and records with respect to Solero Product and Audio Product. Publisher shall bear the cost and expense of such inspections. Inspections must be performed at Sunhawk's office during normal business hours.

8.       TERM, TERMINATION.

     A. TERM. This Agreement shall continue for a term of two (2) years commencing on the date first written above. Thereafter, this Agreement shall continue on an annual basis.

     B. TERMINATION. This agreement may be terminated either by: 1) the written consent of Sunhawk and Publisher; or 2) at the expiration of a term, upon either party's ninety (90) day written notice.

9.       WARRANTIES.

     Sunhawk and Publisher agree that the warranties subject to this Agreement shall be effected as follows:

     A. PUBLISHER'S REPRESENTATIONS AND WARRANTIES. Publisher warrants and represents that Publisher has the full and unrestricted right to enter this Agreement and to grant to Sunhawk all of the rights herein granted, and that the exercise of such rights by Sunhawk in accordance with this Agreement will not infringe upon the any right of any third party.

         Publisher further represents and warrants that:

          (1) All intellectual property that Publisher uses and provides to Sunhawk does not infringe any trademark, tradename, copyright or title.

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LICENSE AGREEMENT                                                        Page 5

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          (2)  Unless otherwise expressly provided in writing prior to delivery of a Work, Publisher is the sole owner of all Works provided to Sunhawk, and no rights have been granted, or will be granted in the Compositions that are inconsistent with the rights granted in this Agreement.

          (3) Publisher grants and assigns to Sunhawk the benefit of all warranties and representations made for Publisher's benefit by any third party with respect to the Compositions.

          (4) That all costs of recording, musicians' fees, and royalties to any artists, if any, have been paid in full by Publisher; that Publisher will be solely responsible for all the royalties and fees arising from the use and sale of Audio Product, Solero Product, and/or Scanned Product.

          (5) That there are no liens, encumbrances and/or obligations in connection with the Compositions or with the performances not specifically set forth herein.

     B. SUNHAWK'S REPRESENTATIONS AND WARRANTIES. Sunhawk warrants and represents that Sunhawk has the full and unrestricted right to enter this Agreement.

10.       INDEMNITY.

     Sunhawk and Publisher agree that indemnity subject to this Agreement shall be effected as follows:

     A. PUBLISHER'S INDEMNITY. Upon prompt notice of a claim, Publisher agrees to defend, indemnify and hold Sunhawk harmless from and against any and all claims, losses, liabilities, damages, expenses and costs, including without limitation reasonable attorneys fees and court costs, which result (i) from a breach of any of the warranties or representations provided by Publisher herein, and (ii) any claim of infringement or violation, or alleged infringement or violation, of any third party's intellectual property or other rights to the extent the claims arise from the Works, Promotional Materials, and other materials provided by Publisher

     B. SUNHAWK'S INDEMNITY. Upon prompt notice of a claim, Sunhawk agrees to defend, indemnify and hold Publisher harmless from and against any and all claims, losses, liabilities, damages, expenses and costs, including without limitation reasonable attorneys fees and court costs, which result from (a) the breach of any of the warranties or representations provided by Sunhawk herein; (b) any claim of infringement or violation, or alleged infringement or violation, of any third party's intellectual property or other rights to the extent the claims arise from materials owned or provided by Sunhawk.

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LICENSE AGREEMENT                                                        Page 6

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11.        Limitation of Liability.

         Except in the case of (i) the willful infringement of copyright, trade secret, trademark or any other intellectual property rights, or (ii) nonpayment of licensing and/or associates fees; or except to the extent they may arise from the Indemnification Section above, neither Publisher nor Sunhawk shall be liable to the other for any incidental, consequential, special, or punitive damages of any kind or nature, including, without limitation, the breach of this Agreement or any termination of this Agreement, whether such liability is asserted on the basis of contract, tort (including negligence or strict liability), or otherwise, even if either party has warned or been warned of the possibility of any such loss or damage.

12.      NOTICES.

         All notices or other communications required or permitted by this Agreement (except accountings and licensing fee payments) shall be in writing and shall be sufficiently given if sent by certified or registered US mail, postage paid, return receipt requested, addressed as follows:

           To:                              Sunhawk.com Corporation
                                            223 Taylor Avenue North
                                            Suite 200
                                            Seattle, WA 98109
                                            Attn: Publisher Contracts

           With copy to:                    The Otto Law Group
                                            999 Third Avenue
                                            Suite 3210
                                            Seattle, WA  98104
                                            c/o David Otto

           To:                              Publisher:

                                            Jim Sturgeon
                                            Naxos of America, Inc.
                                            416 Mary Lindsay Polk Drive
                                            Suite 509
                                            Franklin, TN 37067

           With copy to:                    Vincent Peppe
                                            General Counsel
                                            Naxos of America, Inc.
                                            416 Mary Lindsay Polk Drive
                                            Suite 509
                                            Franklin, TN 37067

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LICENSE AGREEMENT                                                        Page 7

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13.      Confidentiality.

Publisher agrees that it will not disclose this Agreement or its terms to third parties other than those parties who are necessary to assist Publisher in effecting or administering the terms of this Agreement; PROVIDED, HOWEVER, that the parties shall be entitled to disclose the general nature of their business relationship for marketing purposes.

14.      general provisions.

     A. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

     B. ARBITRATION. If a dispute arises out of, or relates to this Agreement, or the breach, termination or validity thereof, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitrations Association ("AAA"). If the dispute is not resolved by mediation, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation, or in the absence of such selection, to AAA arbitration which shall be governed by the Federal Arbitration Act. The mediator or arbitrator shall be knowledgeable in the legal and technical aspects of this Agreement and shall determine which issues may be arbitrated, but may not limit, expand, or otherwise modify the terms of this Agreement.

          (i) Unless otherwise agreed, if a demand for mediation or arbitration is made by Sunhawk, then the proceeding shall be conducted in Seattle, Washington or, if such a demand is made by Publisher, the proceeding shall be conducted in Franklin, Tennessee. Any award from mediation or arbitration shall be limited to a holding for or against a party and providing such remedy as is deemed fair, just and within the scope of this Agreement which may include injunctive relief. The award shall be made within four (4) months of the appointment of the mediator or arbitrator and may be entered in any court. The requirement for mediation and arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the mediator or arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to the termination.

          (ii) Each party shall bear its own expenses, but those related to the compensation and expenses of the mediator or arbitrator shall be divided equally. A request by a party to a court for interim measures shall not be deemed a waiver of the obligation to mediate and arbitrate. The mediator or arbitrator shall not have the authority to award punitive or other damages in excess of compensatory damages, and each party irrevocably waives any claim thereto. The parties, their content and resolution of the mediation and arbitration in confidence.

     C. ATTORNEYS' FEES AND COSTS. In any dispute arising out of this Agreement, whether or not a lawsuit is commenced, the non-prevailing party or parties shall pay the prevailing party's court costs and reasonable attorneys' fees, including costs of appeal.

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LICENSE AGREEMENT                                                        Page 8

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     D.   WAIVER OF BREACH. The waiver by any party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach by such party. No waiver shall be valid unless in writing.

     E. ENTIRE AGREEMENT. The parties agree that this Agreement is the complete and exclusive agreement between them, which supersedes all proposals or prior agreements, oral or written, and all other communications between them relating to the subject matter of this Agreement. The parties further agree that modifications or amendments to this Agreement shall be effective only if they are in writing and signed by all parties.

     F. SEVERABILITY. If any portion of this Agreement is held to be invalid or unenforceable for any reason, such holding shall not affect the validity or enforceability of the remaining portions of this Agreement.

     G. COUNTERPARTS. This Agreement maybe executed in counterparts, and each executed counterpart shall have the same force and effect as an original instrument as if all parties to the counterparts had signed the same instrument.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first set forth above.

                                          Sunhawk.com Corporation



                                          -------------------------------------
                                          Marlin Eller, Chairman, CEO


                                          Publisher:
                                          Naxos of America, Inc.




                                          -------------------------------------
                                          Jim Sturgeon, President


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LICENSE AGREEMENT                                                        Page 9

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                                   EXHIBIT "A"


WORKS

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             DESCRIPTION OF WORK                                          FORMAT TO BE PROVIDED
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25.





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LICENSE AGREEMENT                                                        Page 10